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                                                                      EXHIBIT 21

                                   AVNET, INC.
                        FOREIGN AND DOMESTIC SUBSIDIARIES

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                                                          JURISDICTION OF
NAME                                                       INCORPORATION
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
Avnet (Australia) Pty. Ltd.                               Australia
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Avnet (Holdings) Limited                                  UK
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Avnet (NZ)                                                New Zealand
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Avnet AG                                                  Switzerland
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Avnet Applied Computing A/S                               Denmark
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Avnet Applied Computing AB                                Sweden
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Avnet Applied Computing AS                                Norway
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Avnet Applied Computing B.V.                              The Netherlands
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Avnet Applied Computing European Services GmbH            Germany
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Avnet Applied Computing GmbH                              Germany
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Avnet Applied Computing Handelsgesellschaft m.b.H.        Austria
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Avnet Applied Computing Ltd.                              UK
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Avnet Applied Computing N.V.                              Belgium
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Avnet Applied Computing Oy                                Finland
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Avnet Applied Computing SAS                               France
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Avnet Applied Computing Sp. Z.o.o.                        Poland
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Avnet Applied Computing S.A.                              Spain
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Avnet Applied Computing s.r.l.                            Italy
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Avnet Applied Computing s.r.o.                            Czech Republic
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Avnet Applied Computing Schweiz GmbH                      Switzerland
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Avnet Asia Pte Ltd                                        Singapore
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Avnet Asia Pte - Taiwan Branch                            Taiwan
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Avnet ASIC Israel Ltd                                     Israel
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Avnet Beteiligungs-Verwaltungs GmbH                       Germany
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Avnet B.V.                                                Netherlands
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Avnet Cinergi Pte Limited (Dormant)                       Singapore
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Avnet CMG GmbH                                            Germany
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Avnet Components Israel Ltd.                              Israel
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Avnet Components Ltd.                                     UK
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Avnet Computer Marketing GmbH                             Austria
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Avnet Computer Marketing Ltd.                             UK
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Avnet Computer Marketing SAS                              France
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Avnet Corporate Services Group, Inc.                      Delaware
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Avnet Corporate Trustee Limited                           UK
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Avnet de Mexico, S.A. de C.V.                             Mexico
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Avnet de Puerto Rico, Inc.                                Puerto Rico
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Avnet Direct, Inc.                                        Delaware
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Avnet do Brasil LTDA                                      Brazil
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Avnet Computer Marketing Kft                              Hungary
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

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                                                        JURISDICTION OF
NAME                                                     INCORPORATION
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
Avnet EMG AG                                              Switzerland
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Avnet EMG Elektronische Bauelmente GmbH                   Austria
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Avnet EMG GmbH                                            Germany
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Avnet EMG Ltd                                             UK
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Avnet EMG S.r.l.                                          Italy
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Avnet EMG setron Baltronic Ou (in liquidation)            Estonia
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Avnet Erste Vermoegensverwaltungs GmbH & Co. KG           Germany
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Avnet Europe Comm. VA                                     Belgium
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Avnet EMG France S.A.                                     France
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Avnet Finance B.V.                                        Netherlands
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Avnet Financial Services Comm. VA                         Belgium
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Avnet France S.A.S.                                       France
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Avnet GTDG Singapore Pte Limited (Dormant)                Singapore
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Avnet Holding Corporation II                              Delaware
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Avnet Holding Germany GmbH                                Germany
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Avnet Holdings (Australia) Pty. Limited                   Australia
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Avnet Hong Kong Limited                                   Hong Kong
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Avnet Iberia SA                                           Spain
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Avnet, Inc.                                               Delaware
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Avnet India Private Limited                               India
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Avnet Industries (Malaysia) Sdn Bhd                       Malaysia
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Avnet International (Canada) Ltd.                         Ontario
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Avnet Kopp (Pty) Limited                                  South Africa
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Avnet Korea, Inc.                                         Korea
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Avnet IP&E Hong Kong Limited                              Hong Kong
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Avnet Limited                                             Ireland
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Avnet Logistics & Trading (Shanghai) Co., Ltd.            China
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Avnet Logistics GmbH                                      Germany
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Avnet Logistics Holding Corp.                             Arizona
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Avnet Logistics (Shenzhen) Ltd.                           China
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Avnet Logistics U.S., L.P.                                Texas
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Avnet Lyco Manufacturing Limited                          Ireland
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Avnet Malaysia Sdn. Bhd.                                  Malaysia
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Avnet Nortec A/S                                          Denmark
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Avnet Nortec AB                                           Sweden
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Avnet Nortec AS                                           Norway
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Avnet Nortec Oy                                           Finland
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Avnet Pacific (NZ) Ltd. (in liquidation)                  New Zealand
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Avnet Pacific Pty Ltd.                                    Australia
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Avnet Partnership Australia                               Australia
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Avnet Partner Solutions, S. de R.L. de C.V.               Mexico
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Avnet Philippines Pty. Ltd., Inc.                         Philippines
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Avnet Programming Services SA                             France
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

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                                                         JURISDICTION OF
NAME                                                      INCORPORATION
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
Avnet Properties Corporation                              Delaware
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Avnet Receivables Corporation                             Delaware
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Avnet S.r.l.                                              Italy
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Avnet s.r.o.                                              Czech Republic
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Avnet Sp. Z.o.o.                                          Poland
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Avnet Sunrise Limited                                     Hong Kong
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Avnet Technology (Thailand) Co., Ltd.                     Thailand
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Avnet Technology Hong Kong Limited                        Hong Kong
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Avnet-Macro Ltd.                                          UK
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Avnet IP&E Taiwan Ltd.                                    Taiwan
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Avnet Logistics (Tianjin) Ltd.                            China
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Avnet-Time Limited                                        UK
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Avnet Verwaltungs GmbH                                    Germany
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BFI IBEXSA Electronics Limited                            UK
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BFI-IBEXSA International, Inc.                            Delaware
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BFI OPTILAS A/S                                           Denmark
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BFI OPTILAS AB                                            Sweden
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BFI Optilas B.V.                                          Netherlands
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BFI OPTILAS GmbH                                          Germany
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BFI OPTILAS Limited                                       UK
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BFI Optilas SA                                            Spain
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BFI OPTILAS S.p.A.                                        Italy
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BFI-Optilas International SA                              France
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BFI-OPTILAS SA                                            France
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Chinatronic Technology Limited                            Hong Kong
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CM Satellite Systems, Inc.                                New York
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Disti Export Trading Corporation                          Barbados, West Indies
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Distron Elektronik GmbH                                   Germany
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EBV Beteiligungs GmbH                                     Germany
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EBV Elektronic sp. Z.o.o.                                 Poland
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EBV Elektronik GmbH & Co. KG                              Germany
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EBV Elektronik KFT                                        Hungary
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EBV Elekronik Ltd.                                        Greece
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EBV Elektronik Ltd.                                       Israel
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EBV Elektronik M                                          Russia
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EBV Elektronik s.r.l.                                     Italy
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EBV Elektronik spol. S.r.o.                               Czech Republic
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EBV Elektronik Ticaret Ltd.                               Turkey
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EBV Electronic sp. Z.o.o.                                 Poland
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EBV Management GmbH                                       Germany
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EBV-Elektronik GmbH                                       Austria
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Elbatex CZ Praha sro                                      Czech Republic
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Electro Air Pte. Ltd.                                     Singapore
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

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                                                          JURISDICTION OF
NAME                                                       INCORPORATION
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
Electrolink (PTY) Ltd                                     South Africa
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Electron House (Overseas) Limited                         UK
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Electronica Oberena S.A.                                  Spain
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Enlaces Computacionales, S. de R.L. de C.V.               Mexico
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Eurocomp S.r.l. (in liquidazione)                         Italy
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Eurotronics B.V                                           Netherlands
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Gamma Optronik AB                                         Sweden
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Instituto de Educacion Avanzada, S. de R.L. de C.V.       Mexico
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Kent One Corporation                                      Delaware
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Macro-Marketing Limited                                   UK
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Maintronics Industries (1999) Ltd:                        Israel
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Malchus Electronics B.V.B.A                               Belgium
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Marshall Industries Investments B.V.                      Netherlands
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Matica S.r.l.                                             Italy
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Millennium Electronic Components Ltd.                     UK
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MI Technology Products de Mexico, S. de R.L. de C.V.      Mexico
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Nortronic Associates Limited                              UK
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Optional Systems Resource, Inc.                           Delaware
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Ormic Components Ltd.                                     Israel
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PCD Italia S.r.l.                                         Italy
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RK Distribution Limited                                   UK
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SEF Holding S.A.                                          France
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SEI Bloomer Electronics Ltd.                              England
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SEI Nordstar SpA                                          Italy
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SEI/RDT Components Ltd (in liquidation)                   Israel (10% interest only)
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SEI Electronic Purchasing GmbH                            Germany
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Sociedad De Electronica y Componentes S.A. (SELCO)        Spain
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Soluciones Mercantiles, S. de R.L. de C.V.                Mexico
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Sonepar Electronique UK Ltd.                              UK
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Sonetech Belgium B.V.B.A.                                 Belgium
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Spectec Electronics Ltd.                                  Israel
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Sterling Electronics Corporation                          Nevada
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Sunrise Electronic Component Distribution Group Limited   Samoan Islands
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Sunrise Logistics (Shanghai) Limited                      China
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Telmil Electronics, Inc.                                  Delaware
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Tenva Belgium Comm. VA                                    Belgium
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Tenva Financial Management BVBA                           Belgium
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Thomas Kaubisch GmbH                                      Germany
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Transformation Software Ltd.                              United Kingdom
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WBC GmbH                                                  Germany
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WBC Sp. z.o.o.                                            Poland
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Yrel Electronics S.A.                                     France
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